Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
July 31, 2021 (Unaudited)

Description	Shares	Value

COMMON STOCKS - 91.0%
Communication Services - 2.5%
Verizon Communications, Inc.	259,699	$14,486,010
Consumer Discretionary - 13.5%
McDonald’s Corp.	124,955	30,327,828
NIKE, Inc. - Class B	182,041	30,493,688
The Home Depot, Inc.	56,250	18,460,687
		79,282,203
Consumer Staples - 6.1%
The Procter & Gamble Co.	122,648	17,444,225
Walmart, Inc.	127,504	18,175,695
		35,619,920
Energy - 7.2%
Chevron Corp.	278,969	28,401,834
ConocoPhillips	249,002	13,959,052
		42,360,886
Financials - 10.8%
Intercontinental Exchange, Inc.	144,242	17,284,519
JPMorgan Chase & Co.	127,085	19,288,961
The Goldman Sachs Group, Inc.	71,747	26,896,516
		63,469,996
Health Care - 13.9%
Johnson & Johnson	173,039	29,797,316
Medtronic PLC	135,344	17,772,020
UnitedHealth Group, Inc.	81,650	33,657,763
		81,227,099
Industrials - 12.8%
3M Co.	115,724	22,906,409
Honeywell International, Inc.	125,312	29,296,692
Lockheed Martin Corp.	61,110	22,712,754
		74,915,855
Information Technology - 15.9%
Apple, Inc.	217,571	31,734,906
Microsoft Corp.	112,004	31,911,060
Visa, Inc. - Class A	120,834	29,772,289
		93,418,255
Materials - 5.3%
Dow, Inc.	248,980	15,476,597
Newmont Corp.	245,964	15,451,458
		30,928,055
Utilities - 3.0%
Duke Energy Corp.	167,096	17,563,461
Total Common Stocks (Cost $481,807,873)		533,271,740
Total Investments - 91.0%
(Cost $481,807,873)		$533,271,740

Percentages are based on Net Assets of $586,213,210.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
July 31, 2021 (Unaudited)

	Contracts	Notional Amount	Value
Call Options Written (a) - (0.1)%
Apple, Inc., Expires 8/20/2021, Strike Price $148.00	1,950	$(28,442,700)	$(358,800)
NIKE, Inc., Expires 8/06/2021, Strike Price $165.00	1,500	(25,126,500)	(476,250)
Total Call Options Written
(Premiums Received $502,887)			$(835,050)

(a) Exchange Traded.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended July 31, 2021, there have been no significant changes to the Fund’s fair valuation methodologies.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts. Swaps will be valued by using the market close price of the underlying holdings. If there is no market price available, then the securities will be valued at the last price.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of July 31, 2021:

Category
Investments in Securities
Assets
Level 1
Common Stocks	$533,271,740
Total Level 1	533,271,740
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$533,271,740
Other Financial Instruments(a)
Liabilities
Level 1
Options Written	$835,050
Total Level 1	835,050
Level 2
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$835,050
(a) Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are reflected at value.

See the Schedule of Investments for further disaggregation of investment categories.

For the period ended July 31, 2021, there were no transfers into or out of Level 3 for the Fund.